DW
LISTED
NYSE
DREW
DREW INDUSTRIES INCORPORATED
DW
LISTED
NYSE
DREW
DECEMBER
11
THURSDAY
DW
LISTED
NYSE

A Leading National Supplier of a Wide Variety of

Components for RV’s and Manufactured Homes

Drew Industries (NYSE:DW)

2003

Forward Looking Statements

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act.  Forward-looking statements, including, without limitation those relating to our future business prospects, revenues and income, wherever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation and the Company’s SEC filings.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, changes in zoning regulations for manufactured homes, the decline in the manufactured housing industry, the financial condition of our customers, retention of significant customers, interest rates, oil and gasoline prices, the outcome of litigation, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

About Drew Industries

A leading national
manufacturer of
quality components
for Recreational
Vehicles (RV) and
Manufactured
Homes (MH)

$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
108
171
220
348
448
509
147
154
134
183
221
220
2001
2002
2003
2004
2005
2006

Headquartered in White
Plains, New York – 10
employees

43 manufacturing facilities in
the U.S. and 1 facility in
Canada

Approximately 4,000
employees nationwide

Organic growth from 2001
through 12/31/06 was well
over $230 million or a 13%
average annual growth,
excluding price increases,
acquisitions, and FEMA
business

Company Overview

Financial Performance

Sales and EBITDA in millions

MH segment sales

RV segment sales

EBITDA(1)

(1)

2001-2006 EBIDTA CAGR = 20%. EBITDA is
operating profit plus depreciation and amortization

Drew’s Companies

Kinro, Inc. – Acquired 1980

Aluminum windows for RVs

Doors for RVs

Aluminum and vinyl windows and screens
for MHs

Bath and shower units for MHs and RVs

Lippert Components, Inc. – Acquired 1997

Chassis and chassis parts for RVs and MHs

Slide out mechanisms for RVs

Leveling devices for RVs

Axles for towable RVs and for MHs

Specialty trailers for boats, personal
watercraft and equipment hauling

Axles for Specialty Trailers

Bed lifts for “toy-hauler” RVs

Steps for RVs

Drew’s Segments – 2006

MH = $21 million

32%

RV = $44 million

68%

Revenues - $729 million

90% of RV revenues are for
towable RVs

Segment Operating Profit  - $65 million

MH = $220 million

30%

RV = $509 million

70%

Drew’s Products

RV  Chassis and Chassis Parts:
$215 million

RV Windows & Doors:

$118 million

12 Months Ended December 31, 2006

Sales - $729 million

Other: $12 million

MH and RV

Bath Products:

$20 million

Specialty

Trailers:

$25 million

RV Slide-out mechanisms:

$105 million

RV and MH Axles & Tires:

$58 million

MH Chassis & Chassis
Parts: $87 million

MH Windows, Doors &
Screens: $89 million

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 44
production facilities (approximately 3 million sq. ft.), make us a key partner with our customers.

Supply most of the Leading Producers of RVs and MHs:

Both RV and MH

Fleetwood (NYSE:FLE)

Skyline (NYSE: SKY)

RV

Coachmen (NYSE: COA)

Forest River (owned by Berkshire Hathaway)

Monaco Coach (NYSE: MNC)

Starcraft (privately owned)

Thor  (NYSE:THO)

MH

Champion (NYSE: CHB)

Clayton (owned by Berkshire Hathaway)

Oakwood Homes and Southern Energy Homes

          (owned by Clayton)

Palm Harbor (Nasdaq: PHHM)

Business Strategy

Increase sales and profitability through:

Market share growth

New product introductions

Strategic acquisitions

This strategy accomplished through:

Outstanding customer service

Motivating management through profit incentives and training programs

Maintaining highly efficient factories by optimizing production through state-of-the-art manufacturing technology and methods

Extensive R & D efforts

Disciplined and patient acquirer

2001-2006 CAGR = 24%
$419
$550
$684
$907
$1,048
$1,212
2001
2002
2003
2004
2005
2006

DW
LISTED
NYSE

Content Per Vehicle - RV

Peak potential is $2,400 to $2,700 per RV

(a)

Excludes sales of specialty trailers, as well as Emergency Living Units (“ELU’s”) purchased by FEMA.

90% of RV segment sales are for Towable RVs

See Page 17 for Industry Information

(a)

(a)

Operating

profit margin         8.6%                    9.4%                   11.3%                9.2%(a)              9.6%(a)                8.6%(a)

Content Per Home - MH

Peak potential is $3,200 to $3,500 per home

Operating

Profit margin              10.8%                 11.0%                    10.7%                    10.1%                  10.2%                   9.5%

See Page 21 for Industry Information

$763

$916

$1,021

$1,457

$1,507

$1,784

2001

2002

2003

2004

2005

2006

DREW

	Market Potential	Drew's Annualized Sales Level
Slide-out mechanisms for motorhomes	$ 65	$16-$18
Windows for people movers	10	$2
Axles for towables	85	$36-$40
Steps for towables	10	$4-$6
Bed lifts for "toy hauler" RVs	17	$12-$15
Suspension systems for towables	15	$0[(a)]
Bath products for RVs	30	$3
Thermoformed exterior parts	125	$0
Specialty trailers	200	$20-$22
Axles for specialty trailers	180	$2
Total	$ 737	Approx. $100

DW LISTED NYSE

New Product Introductions

Annualized sales of these products increased from about $70 million in the 4th quarter of 2005.

(in millions)

(a)

New product line in connection with the January 2007 acquisition of Trailair and Equa-Flex.

Acquisition Criteria

Drew is a disciplined and patient

             acquirer

Target less than 6 times pro forma EBITDA

Immediately accretive

Complementary to our core RV and MH markets

Strategic
Acquisitions

Seek to acquire products or technologies that we can
introduce through our nationwide customer base and
factory network

Become a more extensive supplier to our customers

July 2003

LTM Manufacturing

Slide-out
mechanisms,
specialty slide-out
storage trays and
decks, and electric
stabilizer jacks for
RVs. Annual sales of
$4 million

Acquisition History

Strategic
Acquisitions

June 2006

Happijac

Bed lifts for

“toy haulers”.
Annualized sales

of $15 million

May 2004

Zieman

RV, MH and
specialty
trailers.  Annual
sales of over
$40 million

Each of our RV and MH acquisitions has
expanded geographic markets or
broadened product lines

2002

Quality Frames

RV chassis.
Annual sales of
$7 million

2001

Better Bath

Bath and shower
products for MH.
Annual sales of
$20 million

11 Acquisitions

1980 – 2001

Including Kinro (1980)
and Lippert
Components (1997)

May 2005

Venture Welding

MH Chassis. Annual
sales of $18 million

March 2006

Steelco

MH & RV
Chassis. Annual
sales of $8
million

Oct 2003

ET&T Frames

Primarily specialty
trailer units.
Annual sales of
$7 million

January 2007

Trailair

Equa-Flex

RV Suspension
Systems.
Annual sales of
$3 million

Drew’s Management Team

Highly respected and experienced
management:

Drew

Leigh Abrams, CEO, 35+ years

Fred Zinn, CFO,  25+ years

Kinro

David Webster, CEO, Chairman,
30+ years

Lippert

Jason Lippert, CEO, Chairman

         12+ years

Excellent management training
and incentive programs

Innovative &
Experienced
Management

Leigh Abrams

David Webster

Jason Lippert

Investments

Kinro and Lippert have
extensive R&D departments

Since January 1997:

Invested over $151 million in
plant and equipment

Invested approximately $170
million for acquisitions

Invested $40 million for stock repurchases at an average
price of $5.37 per share

These investments have been accretive to earnings

Travel Tailers & 5th Wheel
Other Towables
Motor Homes
450
400
350
300
250
200
150
100
50
0
132
155
178
177
157
196
214
255
281
293
1997
1998
1999
2000
2001
2002
2003
2004 (1)
2005 (2)(3)
2006 (2)(3)

RVs - Industry Wholesale Shipments

(Thousands of Vehicles)

90% of Drew’s current RV product sales are for Travel Trailers and 5th Wheel RVs

(1)

Includes approximately 13,500 RVs purchased by FEMA for emergency housing for 2004 hurricane victims.

(2)

Excludes 38,900 ELU’s in 2005 and 31,400 ELU’s in 2006 purchased by FEMA. A total of 70,300 ELU’s were purchased by FEMA for the period 9/05 to 4/06. The Company’s sales content per ELU was significantly less than that of a typical travel trailer.

(3)

Starting in September 2005, about 27,000 towable RVs were purchased by FEMA from dealers which were replaced by the dealers in 2005 and 2006.

254

293

321

257

311

321

370

391

300

384

RV Market

84% of industry 2005 unit sales

46% of wholesale dollar sales

Retail cost $4,000 to $100,000
per unit. Average about $20,000

16% of industry 2005 unit sales

54% of wholesale dollar sales

Retail cost $41,000 to $400,000+
per unit. Average about $100,000

Since 1995 the travel trailer and
5th wheel market has grown at an
annual rate of approximately 8%,
compared to a less than 1% in-
crease in motorhome shipments.

TOWABLE RVS (90% of Drew RV revenues)

MOTORHOMES

Travel trailer with
expandable ends

Type A Motorhomes

Type B Motorhomes

Type C Motorhomes

Folding camping trailer

Travel trailer

Folding camping trailer

Sport utility RV

Fifth wheel travel trailer

Truck camper

Growth In RV Market

Positive Demographic
Trends

Primary owners of RVs are
50 and over

According to census
projections, there are
expected to be 20 million
more people over 50 by 2014

Strong Growth
Prospects

Industry Advertising Campaign

Target Market 30 and over

Post 9/11 security concerns and high airline ticket
prices increase RV travel vacations

Fifth Wheel RV

How RVs Are Used

Shift in U.S. culture
toward more RV-related
activities

NASCAR events

College and NFL football
games

“Toy Haulers”

More economical family
vacations

Typical RV family vacation
up to 74% less expensive

Strong Growth
Prospects

Many RVs are “parked”over the long-term

Travel Trailer

Multi-Section
Single Section
400
350
300
250
200
150
100
50
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

DW LISTED NYSE

MH - Industry Production

171

211

254

304

340

363

353

373

349

(Thousands of Homes)

131

168

193

251

(1)

131

(1)

Includes approximately 3,500, 15,000 and 3,000 for 2004, 2005 and 2006, respectively,
MHs purchased by FEMA for emergency housing for hurricane victims.

(1)

147

(1)

117

Drew’s MH segment remained profitable every quarter since 1998.

47%

61%

59%

52%

49%

49%

47%

47%

75%

70%

65%

78%

74%

80%

72%

64%

Manufactured Housing (MH) Market

Cost per sq. ft. is $39 for MH vs.
$91 for site-built homes

Average retail price of $62,300
for a 1,595 sq. ft. MH

9 million manufactured homes
across the U.S.

Strong Growth
Prospects

Improved quality, appearance and safety

Studies have shown that MH built since 1995 sustain no more
damage in hurricanes than site-built homes

Industry production down 69% from 1998 to 2006, but Drew’s
MH sales are up 13% and segment operating profit is down only
20%

MH: Industry Trends

Low inventory levels at retail dealers

Slowing of repossessions

Conventional financing now more common
than chattel financing

Improved industry lending practices should
lead to fewer repossessions

Berkshire Hathaway acquired Clayton,
Oakwood, Southern Energy and 21st
Mortgage; raised more than $8 billion for MH
financing

Strong Growth
Prospects

MH: Strong Future

Baby Boomers retire and
relocate to warmer climate

Affordability

Home appreciation due to
greater ownership of land
along with home

Possible rebuilding of
hurricane-damaged areas
during late 2007

Improved industry image

Industry wide Advertising
Campaign needed

Strong
Growth
Prospects

Drew’s Ownership and Governance

Ownership by Executives and Directors:

Currently own 16%

Filed Form S-3 on October 3, 2005. All
insider sales are complete except for
one Director. After his sale, insiders
ownership will be 12%.

Drew’s Corporate Governance Program –
ranked in the 96th percentile of all Russell 3000
Companies by Institutional Shareholder
Services.

Added to S&P SmallCap 600 Index in October
2005

$3
$5
$8
$14
$18
$28
$38
$26
$29
2000
2001
2002
2003
2004
2005
4/20/06
2006
2/28/07

Financial Performance

The price of Drew’s common stock is 10 times the price as of
December 31, 2000

Drew has 21.8 million shares outstanding and a market
capitalization of more than $620 million as of February 28, 2007

(December 31 unless noted)

Stock Price History

Drew effected a 2-for-1 stock split on 9/7/05 to holders of record on 8/19/05

2004	2005	2006[2]	2006 vs. 2005
Sales	$ 531	$ 669	$ 729	+9%
Operating Profit	$44.0	$57.7	$55.3	-4%
% of Sales	*8.3%*	*8.6%*	*7.6%*	
Net Income	$25.1	$33.6	$31.0	-8%
Diluted EPS[1][3]	$1.18	$1.56	$1.42	-9%
EBITDA[4]	$53.3	$69.7	$71.0	+2%

Operating Results

Year Ended December 31,

Financial
Performance

(1)

Excluding the estimated impact of hurricane-related sales from both 2006 and 2005, the
Company estimates that diluted EPS would have been approximately $1.33 in 2006, compared to approximately $1.40 in 2005.

(2)

Sales during the latter part of 2006 were negatively impacted by weakness in both the RV and
MH industries.

(3)

Adjusted for 2 for 1 stock split on 9/7/05.

(4)

EBITDA is operating profit plus depreciation and amortization (see page 30).

($ in millions, except EPS)

2005	2006[c]	
Net sales			
RV Segment	$ 447.7	$ 508.8	+14%
MH Segment	$ 221.5	$ 220.4	0%
Operating Profit			
RV Segment	$ 43.1	$ 43.9	+2%
MH Segment	$ 22.6[a]	$ 21.0[b]	-7%
Operating Profit as a Percentage of Net Sales			
RV Segment	9.6%	8.6%	
MH Segment	10.2%	9.5%	

DW LISTED NYSE

Results By Segment

Year Ended December 31,

Financial
Performance

(a)

After a charge of $0.8 million related to legal proceedings, net of related incentive compensation.

(b)

After a gain of $0.8 million related to the sale of closed facilities, net of related incentive compensation.

(c)

Sales during the latter part of 2006 were negatively impacted by weakness in both the RV and MH industries.

See Press Release dated February 13, 2007 for a reconciliation to consolidated results.

($ in millions)

DREW

	2005	2006[b]	
Sales	$ 181	$ 138	-24%
Operating Profit	$15.7	$ 7.0	-55%
% of Sales	8.7%	5.1%	
Net Income	$ 9.3	$ 3.6	-61%
Diluted EPS[a]	$0.43	$0.17	-60%

DW LISTED NYSE

Operating Results

Three Months Ended December 31,

Financial
Performance

(a)

Excluding the estimated impact of hurricane-related sales, the Company estimates that diluted
EPS would have been approximately $0.27 in the fourth quarter of 2005.

(b)

Sales during the latter part of 2006 were negatively impacted by weakness in both the RV and
MH industries.

($ in millions, except EPS)

DREW

	2001	2002	2003	2004	2005	2006
Operating Profit	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3
Depreciation and Amortization	$8.4	$7.3	$7.8	$9.3	$12.0	$15.7
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0
Capital Expenditures	*$8.2*	*$10.5*	*$5.1*	*$27.1*	*$26.1*	*$22.3*

DW
LISTED
NYSE

Reconciliation of Operating Profit
to EBITDA

Financial
Performance

($ in millions)

DREW

	12/31/04	12/31/05	12/31/06
Total assets	$ 238	$ 307	$ 311
Total debt	$ 71	$ 73	$ 56
Stockholders' equity	$ 122	$ 168	$ 205
RATIOS			
Days sales in accts receivable (1)	21 days	21 days	16 days
Inventory turns (2)	5.6 turns	6.1 turns	4.8 turns

DW LISTED NYSE

Balance Sheet

Financial
Performance

(1)          Days sales in accounts receivable is the most recent month’s net sales divided by accounts receivable, net, at the end of the period.

(2)           Inventory turns is cost of goods sold for the latest quarter divided by average inventory for the quarter.

($ in millions)

Financial Strength

Financial
Performance

(1)    EBITDA is operating profit plus depreciation and amortization (see page 30).

12/31/04

12/31/05

12/31/06

Return on Equity

23%

24%

16

%

Return on Assets

12%

12%

9

%

Total Debt to Equity

0.6

0.4

0.

3

Total Debt to EBITDA

(1)

1.3

1.1

0

.

8

Peer Comparison

19%

12%

17.0

27.2

Spartan (SPAR)

(9%)

0%

47.8

N/A

Fleetwood (FLE)

17%

11%

14.4

21.7

Drew (DW)

ROE

ROA

Forward

P/E

Trailing

P/E

  0%

1%

19.3

511.8

Monaco (MNC)

24%

16%

13.1

15.2

Thor (THO)

18.9

28.8

Winnebago (WGO)

16%

8%

Source: Capital IQ, February 26, 2007, except forward P/E, which is provided by
Thomson Financial and is based on fiscal 2007 analyst projections.

Financial
Performance

Thank You

Analyst coverage:

Avondale Partners, LLC:

     Kathryn Thompson (615) 467-5637

BB&T Capital Markets:

     John Diffendal (615) 340-8284

Sidoti & Company LLC:

     Scott Stember (212) 453-7017

Susquehanna Financial Group, LLLP:

     Cheryl Cortez (312) 427-5236

For more information contact:

    Leigh J. Abrams, President and CEO
914-428-9098

                         leigh@drewindustries.com

    Fredric M. Zinn, Executive VP and CFO
914-428-9098

                         fred@drewindustries.com

Or visit: www.drewindustries.com